                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                              MYCOGEN CORPORATION
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 4, 1998
                                       OF
                         AGROSCIENCES ACQUISITION INC.
                         A MAJORITY-OWNED SUBSIDIARY OF
                              DOW AGROSCIENCES LLC

                   AND A WHOLLY OWNED INDIRECT SUBSIDIARY OF
                            THE DOW CHEMICAL COMPANY
      -------------------------------------------------------------------
      THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
            ON FRIDAY, OCTOBER 2, 1998, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

To: BankBoston, N.A., Depositary

           BY MAIL:                             BY HAND:                    BY OVERNIGHT, CERTIFIED OR EXPRESS MAIL
       BankBoston, N.A.             Securities Transfer & Reporting                        DELIVERY:
Attn: Corporate Reorganization               Services, Inc.                             BankBoston, N.A.
        P.O. Box 8029                   c/o Boston EquiServe LP                  Attn: Corporate Reorganization
    Boston, Massachusetts                   1 Exchange Plaza                           150 Royall Street
          02266-8029                     55 Broadway, 3rd Floor                   Canton, Massachusetts 02021
                                        New York, New York 10006

       BY FACSIMILE:              CONFIRM FACSIMILE BY
    (781) 575-2233/2232                TELEPHONE:
 (For Eligible Institutions          (800) 730-4001
           Only)                 (For Confirmation Only)

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
   ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A
       NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
       SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS
                                   COMPLETED.

    This Letter of Transmittal is to be used by stockholders of Mycogen Corporation if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the book-entry transfer procedures set forth under "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase dated September 4, 1998. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

    Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth under "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2.

---------------
                                                DESCRIPTION OF SHARES TENDERED
                                                  (SEE INSTRUCTIONS 2 AND 4)
 ------------
                                                                NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                 SHARES TENDERED                        (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE
     (ATTACH ADDITIONAL LIST, IF NECESSARY)                                       CERTIFICATES)
---------------

                 TOTAL NUMBER OF
                     SHARES          NUMBER OF
  CERTIFICATE    REPRESENTED BY       SHARES
  NUMBER(S)*     CERTIFICATE(S)*    TENDERED**
---------------

---------------

---------------

---------------

---------------

---------------

---------------

---------------
 TOTAL SHARES
---------------
*   Need not be completed by stockholders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
 -------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

   -------------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S
     ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC Account No.:
DTC Transaction Code No.:
/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
     PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Stockholder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
If delivery is by book entry transfer:
           Name of Tendering Institution:
           DTC Account No.:
           DTC Transaction Code No.:
-------------------------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to AgroSciences Acquisition Inc., a Delaware corporation ("Purchaser") and a majority-owned subsidiary of Dow AgroSciences LLC, the above-described shares of common stock, par value $0.001 per share (including the associated preferred stock purchase rights) (the "Shares"), of Mycogen Corporation, a California corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $28.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 4, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as may be amended or supplemented from time to time, constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares delivered by book-entry transfer (and any and all other Shares or other securities issued or issuable in respect thereof on or after September 4, 1998, and any or all dividends thereon or distributions with respect thereto (collectively, "Distributions")) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and all Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Charles J. Hahn, Jane M. Gootee and Brian G. Taylorson and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares (and all Distributions) tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This power of attorney and proxy is coupled with an interest and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without any further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares, and no subsequent power of attorney or proxies will be given or will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned understands that Purchaser reserves the right to require that, in order for such Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and marketable title and unencumbered ownership thereto, free and clear of all liens, restrictions, charges, security interests, and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby, the amount or value thereof, as determined by Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer or otherwise required by applicable law, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price or return any Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price or return any Share certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price or return any Shares not tendered or accepted for payment in the name(s) of, and deliver said check or return certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of such Shares.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a financial institution (including most banks, trust companies, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Delivery Instruments" or "Special Payment Instructions" on this Letter of Transmittal or
(b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedures set forth in "The Tender Offer--3. Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--3. Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by AgroSciences Acquisition Inc. ("Purchaser") must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer--3. Procedure for Tendering Shares." If Shares are forwarded separately to the Depositary, each must be accompanied by a duly executed Letter of Transmittal (or facsimile thereof).

    THE METHOD OF DELIVERING SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for

Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Depositary will be required to backup withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

    If a tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder must complete the Certificate Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depository will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depository. However, such amounts will be refunded to such holder if a TIN is provided to the Depository within 60 days.

    NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below.

    10. MYCOGEN CORPORATION 1992 STOCK OPTION PLAN. Holders of options (each an "Option") to purchase Shares through the Mycogen Corporation 1992 Stock Option Plan (which incorporates outstanding Options granted under the Mycogen Corporation 1983 Stock Option Plan) may not use this Letter of Transmittal to direct the exercise of Options and the tender of Shares issuable upon exercise of such Options, but must use the separate Option Election sent or delivered to them by the Company. See Section 3 of the Offer to Purchase.

    11. MYCOGEN CORPORATION 1995 EMPLOYEE STOCK PURCHASE PLAN. Participants in the Mycogen Corporation 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan") must use this Letter of Transmittal to direct the exercise of purchase rights outstanding under the Stock Purchase Plan (each a "Purchase Right") and the tender of Shares issuable upon exercise of such Purchase Rights, but must use the separate Stock Purchase Election sent or delivered to them by the Company. See Section 3 of the Offer to Purchase.

    12. MYCOGEN CORPORATION RESTRICTED STOCK ISSUANCE PLAN. Holders of unvested Shares ("Restricted Stock") through the Mycogen Corporation Restricted Stock Issuance Plan MUST use this Letter of Transmittal to tender Restricted Stock, and also MUST use the separate Restricted Stock Election sent or delivered to them by the Company. See Section 3 of the Offer to Purchase. Completed Letters of Transmittal relating to Restricted Stock should be returned, along with a completed Restricted Stock Election and your Restricted Stock Certificate(s), to Mycogen Corporation, AgroSciences Tender Offer, 5501 Oberlin Drive, San Diego, California 92121, Attention: Cheri Manis. DO NOT return a Letter of Transmittal relating to Restricted Stock to the Depositary.

    13. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. Instructions will then be given to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

    Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of Shares and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                        THE DEPOSITARY FOR THE OFFER IS:

                                BANKBOSTON, N.A.

           BY MAIL:                       BY HAND:              BY OVERNIGHT, CERTIFIED OR
       BankBoston, N.A.             Securities Transfer &         EXPRESS MAIL DELIVERY:
Attn: Corporate Reorganization    Reporting Services, Inc.           BankBoston, N.A.
        P.O. Box 8029              c/o Boston EquiServe LP           Attn: Corporate
    Boston, Massachusetts             1 Exchange Plaza                Reorganization
          02266-8029               55 Broadway, 3rd Floor           150 Royall Street
                                  New York, New York 10006     Canton, Massachusetts 02021

       BY FACSIMILE:              CONFIRM FACSIMILE BY
    (781) 575-2233/2232                TELEPHONE:
 (For Eligible Institutions          (800) 730-4001
           Only)                 (For Confirmation Only)

    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                               Wall Street Plaza
                            New York, New York 10005
                Call Collect (Banks and Brokers): (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                           SALOMON SMITH BARNEY INC.
                            Seven World Trade Center
                               New York, NY 10048

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or stock certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue check or certificates to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                         (COMPLETE SUBSTITUTE FORM W-9)

------------------------------------------------
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or stock certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).
  Mail check or certificates to:
  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
-----------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

  X___________________________________________________________________________

  X___________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

  Dated: _______________________________________________________________, 1998

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)
  ____________________________________________________________________________
  Capacity (full title): _____________________________________________________
  Address: ___________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  Area Code and Telephone Number: ____________________________________________
  Tax Identification or Social Security No.: _________________________________
                                         (COMPLETE SUBSTITUTE W-9 ON REVERSE
                                     SIDE)

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Name of Firm: ______________________________________________________________

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: _______________________________________________________________, 1998

--------------------------------------------------------------------------------

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 8)

                         PAYER'S NAME: BANKBOSTON, N.A.

-----------------------------------------------------------------------------------------
           SUBSTITUTE             Part I--PLEASE              Social Security Number
            FORM W-9              PROVIDE YOUR TIN IN      or ------------------------
   Department of the Treasury     THE BOX AT RIGHT AND    Employer Identification Number
    Internal Revenue Service      CERTIFY BY SIGNING
                                  AND DATING BELOW
-----------------------------------------------------------------------------------------
 CERTIFICATION--Under penalty of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
     that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting or dividends on your tax return. However, if after being notified by the
 IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item
 (2).

 SIGNATURE: -------------------------------------------- DATE:--------------------, 1998
-----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAX IDENTIFICATION NUMBER.

----------------------------------------------------------------------------------------
                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer
Identification Number within sixty (60) days.
SIGNATURE: ------------------------------------------- DATE: -------------------, 1998
----------------------------------------------------------------------------------------